EXHIBIT 99.1 AGA Financial Forum Business Update May 15 - 17, 2016

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Summary 3

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric • Electric generation and distribution • 2.2 million customers DTE Gas • Natural gas transmission, storage and distribution • 1.2 million customers Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines • Transport and store natural gas • 4 pipelines, 2 storage sites Power & Industrial Projects • Own and operate energy related assets • 66 sites, 17 states Energy Trading Generates economic value and provide strategic benefits ~80% of total earnings ~20% of total earnings

Our focus on employees and customers has provided a solid framework for success 5 5  Received Gallup’s Great Work Place Award for the 4th consecutive year  Only utility to be recognized  Top quartile in residential customer satisfaction* for both DTE Electric and DTE Gas  Recognized by Fortune Magazine as one of the world’s most admired companies * J.D. Power 2015 Gas/Electric Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com

Our focus on regulatory construct and CI capability has contributed to a solid framework for success 6 6  Regulatory environment in Michigan ranked in 1st tier* * Barclays report April 2016  On track for 10th consecutive year of meeting or exceeding initial operating EPS** guidance  Continuous Improvement (CI) skills help us lead peers in cost management ** Reconciliation to GAAP reported earnings included in the appendix

7 Energy legislation continues to move forward • Recent activity − Senate hearings introduced substitute bills (SB437 and SB438) − Testimony from key stakeholders • Key provisions include − Capacity requirements for all electricity providers − Integrated resource planning pre-approval process − Energy efficiency related incentives and revenue decoupling • 2008 law is working well and includes − 10% retail open access cap − Certificate of Need for large capital projects − 12 month final order; 6 month rate case self implementation − 10% renewable portfolio standard Clean Reliable Flexible Affordable

$4.82 $2.35 $2.48 $2.62 $2.76 $2.92 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 We remain confident in delivering 5%-6% operating EPS* growth target 8 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend Actuals Forecast Dividend per share 5.6% CAGR 2011 – 2015 (Annualized) $3.75 $4.93 5.8% increase Operating EPS 6.5% CAGR 2011 – 2015 Targeting 10th consecutive year meeting or exceeding initial guidance

• Overview • Long-Term Growth Update • Summary 9

~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 10 ~$10 2011 – 2015 Actual P&I GSP Gas Electric Distribution and generation infrastructure improvements drive capital investments through 2020 (billions)

Electric generation and infrastructure renewal will significantly increase investment in the decade ahead 32% DTE Electric Investment $8.2 $9.7 2016-2020 2021-2025 $7.1 2011-2015 New generation Distribution infrastructure 11 Maintenance and other projects (billions) ~$18 billion next 10 years The electric company started serving its first customers in 1886

Of the $18 billion investment over the next 10 years, we will invest $6.5 billion on distribution infrastructure 32% 2016-2025 ~$18 Maintenance and other projects New generation Distribution infrastructure DTE Electric Total Investment 12 (billions) • $6.5 billion over next 10 years • Potential to increase to $10.5 billion • Replace aging infrastructure • Address overloaded substations • Enhance technology Customer benefits  Reduce restoration time  Improve reliability  Decrease outages  Create and support Michigan jobs

DTE Electric has already begun to retire its coal-fired generation 2015 - 2016 2017 - 2020 2021 - 2025 2026 - 2030 Coal-fired Generation Retirement Timeline (MW) 13 Total Retirements Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies • Trenton Channel 7 • Trenton Channel 8 • River Rouge 2 2030 Scenario 55% 2015 20% 15% 12.4 25% 15%-30% 15% Nuclear/Other Gas Renewables Coal 10% 30%-45% Electric Capacity Shift (GW) 12 - 13 275 375 1,850 1,000 3,500

Significant emissions reductions have already been achieved and we continue on the path to clean energy 32% 14 2005 2015 2030 CO2 Emissions 16% Reduction 2005 2015 2030 2005 2015 2030 NOX Emissions SO2 Emissions • Emissions reductions are largely due to $2 billion in controls installed at Monroe Power Plant, new technology and reduced reliance on coal-fired generation • In addition, mercury emissions have been reduced 42% since 2005 with 75% reduction expected by 2030 67% Reduction 61% Reduction 40% Reduction 85% Reduction 95% Reduction

Strengthening and expanding our gas infrastructure will reduce leaks and lost gas while creating and supporting Michigan jobs 15 2011-2015 2016-2020 $1.1 $1.6 DTE Gas Investment Base infrastructure Infrastructure renewal NEXUS related (billions) • $200 million through 2017 • Primarily additional compression • Supported by long-term transport agreement with NEXUS • Main renewal • Meter move-out • Pipeline integrity • Transmission • Compression • Distribution The gas company was formed in 1849 and started lighting the streets of Detroit with gas in 1851

Average Annual Residential Bill* DTE Electric We remain focused on customer affordability 16 $1,223 $1,225 2012 2013 2014 2015 2016E 2017E Average Annual Residential Bill** DTE Gas $910 2012 2013 2014 2015 2016E 2017E 9% Flat ** Assumes normal weather and implementing $180 million rate increase beginning November 2016 * Assumes average usage per year times the average residential rate per year and implementing $344 million rate increase beginning August 2016 (dollars) $830

17 Gas Storage & Pipelines has an asset portfolio with multiple growth platforms NEXUS Pipeline DTE Gas DTE Storage Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System Michigan Gathering Millennium Pipeline Vector Pipeline (40%) • Bi-directional pipe • Firm capacity/demand-based contracts 1.3 Bcf/d Millennium Pipeline (26.25%) • 0.1 Bcf/d lateral expansion 2Q17 • 0.2 Bcf/d expansion 2H18 • Firm capacity/demand-based contracts 1.0 Bcf/d* Bluestone Pipeline & Gathering • Bi-directional pipe • 0.1 Bcf/d expansion 4Q16 • Firm capacity/demand-based contracts • Gathering is minimum volume based 1.0 Bcf/d* NEXUS Pipeline (50%) • 4Q17 in-service • Firm capacity/demand-based contracts 1.5 Bcf/d GSP Gas Storage • Strategically located between Chicago and Dawn trading hubs 91 Bcf * Includes expansions

18 NEXUS project is progressing and originates in the most economical geology in the country • Project on track for 4th quarter 2017 in-service • Recent accomplishments − Increased interconnect agreements from 1.4 Bcf/d to 1.75 Bcf/d − Ordered compressors − Continued to advance work with FERC and other regulatory agencies • Continue to expect FERC Notice of Schedule 2nd quarter 2016 Natural Gas LDC Industrial Customer Power Generation Utica Dry Gas Core DTE Gas Vector

0 5 10 15 20 25 30 2010 2015 2020 2025 2016 Forecast Utica / SW Marcellus Supply Growth (Bcf/d) Actuals 2012 Forecast 2013 Forecast 2014 Forecast 2015 Forecast Strong results from the Utica and Marcellus region are increasing expectations for the basin 19 Source: IHS CERA US Shale Basin Economics (NYMEX Gas Price Required for 15% After-Tax IRR) $ / MMBtu $2 $4 $5 $0 Marcellus – NE Core Utica – Dry Gas Utica – Wet Gas Marcellus – SW $3 $1 Source: Credit Suisse February 2016 report

Gas Storage & Pipelines is focused on continued success in pipeline and gathering • Accelerated Marcellus development in 2015 delivered 30% year over year earnings growth • Earnings growth driven by both pipeline and gathering platforms • Assessing investment opportunities given current sector dynamics Near-Term • Current sector dynamics not expected to impact targets • Growth driven by – Further Millennium and Bluestone development – NEXUS project operational and potential expansions – Bolt on acquisitions to complement existing assets Long-Term Operating earnings* 2015 Actual $107 million 2016 Guidance $105-115 million Operating earnings* 2020 Target $170 million Capital investment 2016-2020 $2.0-2.6 billion * Reconciliation to GAAP reported earnings included in the appendix 20

Power & Industrial Projects operates within three distinct business lines in 17 states DTW Airport, Michigan Gallia Fuels Project, Ohio Mt. Poso Waste Wood Project, California • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Wood-fired power plants • Landfill gas to energy projects • Projects reduce emissions from coal- fired plants • Utility contracted Industrial Energy Services Renewable Energy Reduced Emissions Fuel (REF) 21 Current duration* ~6+ years Current duration* ~15 years Current duration ~5 years Typical contract 5-20 years Typical contract 10-25 years * Current duration does not include expected contract extensions

Power & Industrial Projects is focused on replacing REF earnings over the 5 year outlook • 2016 earnings in line with 2015 actuals • Higher REF earnings offset by lower steel related earnings Near-Term • Grow cogeneration portfolio • Pursue strategic asset acquisitions • Maximize REF opportunities through 2021 Long-Term Operating earnings* 2015 Actual $95 million 2016 Guidance $90-100 million * Reconciliation to GAAP reported earnings included in the appendix 22 Operating earnings* 2020 target $105 million Capital investment 2016-2020 $0.6-0.9 billion

• Overview • Long-Term Growth Update • Summary 23

Summary • Confident we will achieve our 2016 operating EPS* guidance... ...extending our streak to 10 consecutive years meeting or exceeding guidance • Utilities continue to invest in infrastructure improvements... ...which will fundamentally renew Michigan’s infrastructure and enhance customer reliability • Non-utility businesses have investment opportunities... ...and will continue to provide growth and portfolio diversity • Continue targeting 5% to 6% operating EPS growth... ...and growing dividends in line with earnings • Balance sheet remains strong... ...providing support for future growth opportunities 24 * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 25 Contact Us

Appendix

DTE Energy 1st Quarter 2016 Operating Earnings* Variance 1Q 2015 1Q 2016 Change DTE Electric 136$ 127$ (9)$ DTE Gas 111 87 (24) Gas Storage & Pipelines 27 30 3 Power & Industrial Projects 33 21 (12) Corporate & Other (25) (7) 18 Growth segments** 282$ 258$ (24)$ Growth segments operating EPS 1.58$ 1.43$ (0.15)$ Energy Trading 12$ 16$ 4$ DTE Energy 294$ 274$ (20)$ Operating EPS 1.65$ 1.52$ (0.13)$ Avg. Shares Outstanding 178 180 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix Drivers DTE Electric • Warmer weather and 2015 revenue decoupler amortization offset by rate implementation DTE Gas • Primarily warmer weather Non-Utility • Gas Storage & Pipelines earnings across all platforms • Power & Industrial Projects steel related earnings and weather related impact on REF Corporate & Other • Timing of taxes Energy Trading • Stronger realized gas performance (millions, except EPS) ** Total DTE Energy excluding Energy Trading 27

We are confident we will achieve our 2016 operating EPS* guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Guidance 2015 Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $0 $864 - $910 180 $562 132 107 95 (48) $848 $4.73 $15 $863 179 $4.82 (millions, except EPS) 28

Cash Flow Summary DTE Energy 2016 Cash Flow and Capital Guidance 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other $0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing: Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 NEXUS Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – 720 Total $2,359 $2,500 - 2,700 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 29 (billions) * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Target $200 to $300 million total equity issuances over the next 3 years; continue to evaluate current year equity needs • Extended revolving credit facilities through 2021 in April 2016 − $1.6 billion of available liquidity as of March 31, 2016 • Maintain strong balance sheet metrics • FitchRatings 2016 upgrade − DTE Energy unsecured to BBB+ − DTE Electric senior secured to A+ 30 ** Funds from Operations (FFO) is calculated using operating earnings

DTE Electric plans $8.2 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total $14.8B ~$19.8B YE Rate Base** $662M ~$886M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges $1,200 $8,200 $3,800 $3,200 $1,787 $1,550 $1,450 $1,700 $1,700 $1,800 31 Targeting 6% - 7% growth (millions)

DTE Gas plans $1.6 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Main Replacement* NEXUS related $1,600 $200 $600 $800 $3.3B ~$4.6B - $4.7B YE Rate Base** $102M ~$137M Depreciation ** Includes working capital (millions) $273 $430 $375 $265 $265 $265 32 * Includes main renewal, meter move-out and pipeline integrity Targeting 7% - 8% growth

Approved by MPSC on December 11, 2015 Filed December 18, 2015 Filed February 1, 2016 DTE Electric Rate Case 2014 DTE Gas Rate Case 2015 DTE Electric Rate Case 2016 DTE rate case highlights • Rate recovery: $243 million • Test year: July 1, 2015 to June 30, 2016 • Return on Equity: 10.3% • Cost of Capital: 5.70% • Capital Structure: 50% debt, 50% equity • Rate Base: $13.4 billion • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Staff/Intervenor testimony: May 2016 • Self implementation: on or after November 1, 2016 • Return on Equity: 10.75% • Cost of Capital: 6.04% • Capital Structure: 52% equity, 48% debt • Rate Base: $3.7 billion • Last rate case order December 2012 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Staff/Intervenor testimony: July 2016 • Self implementation: on or after August 1, 2016 • Return on Equity: 10.5% • Cost of Capital: 5.71% • Capital Structure: 50% debt, 50% equity • Rate Base: $14.5 billion 33

8.5% 7.1% 5.4% 5.0% 4.9% 2013 2014 2015 2016E 2017E Michigan’s economy continues to improve 34 Source: IHS 15.1 15.8 18.6 21.9 22.7 2013 2014 2015 2016E 2017E Unemployment Rate Housing Start Ups (000s) Greatest improved state addressing 21st century challenges*** Lowest unemployment since 2001 7th most competitive state for job creation**** Most new manufacturing jobs since 2009* $407 $414 $419 $426 $434 2013 2014 2015 2016E 2017E Gross State Product (billions) Ranked Top 10 in pro- business 50 state rankings** **** Source: Site Selection magazine * Source: State of Michigan website ** Source: Pollina Corporate/Aedi Pro-Business 50 State Rankings *** Source: American Economic Institute

Interconnect agreements provide strong support on the NEXUS path up to 1.75 Bcf/d 35

1Q 2016 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 127$ 87$ 30$ 17$ (7)$ 254$ (7)$ 247$ Plant closure - - - 4 - 4 - 4 Certain mark-to-market transactions - - - - - - 23 23 Operating Earnings 127$ 87$ 30$ 21$ (7)$ 258$ 16$ 274$ Net Income (millions) 1Q 2016 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 0.71$ 0.48$ 0.17$ 0.09$ (0.04)$ 1.41$ (0.04)$ 1.37$ Plant closure - - - 0.02 - 0.02 - 0.02 Certain mark-to-market transactions - - - - - - 0.13 0.13 Operating Earnings 0.71$ 0.48$ 0.17$ 0.11$ (0.04)$ 1.43$ 0.09$ 1.52$ EPS First Quarter 2016 Reconciliation of Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 1st Quarter 2016 Reconciliation of Reported to Operating Earnings 36

37 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 1Q 2015 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 136$ 111$ 27$ 33$ (25)$ 282$ (9)$ 273$ Natural gas pipeline refund - - - - - - (10) (10) Certain mark-to-market transactions - - - - - - 31 31 Operating Earnings 136$ 111$ 27$ 33$ (25)$ 282$ 12$ 294$ Net Income (millions) 1Q 2015 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 0.76$ 0.62$ 0.15$ 0.19$ (0.14)$ 1.58$ (0.05)$ 1.53$ Natural gas pipeline refund - - - - - - (0.06) (0.06) Certain mark-to-market transactions - - - - - - 0.18 0.18 Operating Earnings 0.76$ 0.62$ 0.15$ 0.19$ (0.14)$ 1.58$ 0.07$ 1.65$ EPS 1st Quarter 2015 Reconciliation of Reported to Operating Earnings

2011 – 2015 Full Year Reconciliation of Reported to Operating Earnings 38 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 DTE Energy Reported Earnings 711$ 610$ 661$ 905$ 727$ 4.18$ 3.55$ 3.76$ 5.10$ 4.05$ DTE Electric Fermi 1 asset retirement obligation 9 0.05 2011/2012 PSCR disallowance 12 0.07 Tree trimming disallowance 8 0.05 DTE Gas Gas Storage & Pipelines Power & Industrial Projects Coke oven gas settlement 7 0.04 Chicago Fuels terminal sale 2 0.01 Pet coke mill impairment 1 0.01 Asset impairment 4 0.02 Contract termination 10 0.05 Plant closure 69 0.39 Energy Trading Certain mark-to-market transactions 55 (102) 47 0.31 (0.57) 0.26 Natural gas pipeline refund (10) (0.05) Corporate & Other Michigan corporate income tax adj. (87) (0.50) Investment impairment 5 0.03 NY state tax law change 8 0.04 Unconventional Gas Discontinued operations 3 56 0.02 0.33 DTE Energy Operating Earnings 636$ 676$ 720$ 816$ 863$ 3.75$ 3.94$ 4.09$ 4.60$ 4.82$ Net Income (millions) EPS

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 39